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EXHIBIT (10): CONSENT OF INDEPENDENT AUDITORS.

TO BE FILED BY POST-EFFECTIVE AMENDMENT FILED BEFORE THE EFFECTIVE DATE OF THIS AMENDED REGISTRATION STATEMENT.